EXHIBIT 32.2
Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Anita A. Zielinski, as Interim Chief Financial Officer of Baxter International Inc. (the “Company”), certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anita A. Zielinski
Anita A. Zielinski
Interim Chief Financial Officer and Senior Vice President, Chief Accounting Officer and Controller
Date: April 30, 2026